J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan National Municipal Income Fund

(a series of JPMorgan Trust I)

(Class A and Class C)

and

JPMorgan Ultra-Short Municipal Fund

(a series of JPMorgan Trust IV)

(Class A)

(collectively, the “Funds”)

Supplement dated April 16, 2025

to the current Summary Prospectuses, Prospectuses and Statements of Additional

Information, as supplemented

Effective as of the close of business on April 22, 2025 (the “Closing Date”), the Funds are offered on a limited basis in Class A of the JPMorgan Ultra-Short Municipal Fund and Class A and Class C of the JPMorgan National Municipal Income Fund (“Limited Class”), and investors are not eligible to purchase shares of the Funds, except as described below. In addition, both before and after the Closing Date, each Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into such Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the Closing Date are permitted to continue to purchase:

•

Shareholders of record of the Limited Class as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in each Fund;

•	Shareholders of record of the Limited Class as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds; and

•	Named investment professionals listed in each Fund’s prospectuses may utilize such Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS

SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MUNI-425